UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 22, 2017

Fortune Brands Home & Security, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road

Deerfield, IL 60015

(Address of Principal Executive Offices) (Zip Code)

847-484-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

As reported in a Current Report on Form 8-K filed on January 31, 2017 by Fortune Brands Home & Security, Inc. (the “Company”), on January 26, 2017, Mr. E. Lee Wyatt, Jr. notified the Company of his intention to retire from the Company by the end of 2017 and the Company announced that Mr. Patrick D. Hallinan would succeed Mr. Wyatt when he steps down (the “Original 8-K”). This Form 8-K/A amends the Original Form 8-K regarding Mr. Hallinan’s appointment as Senior Vice President and Chief Financial Officer and discloses his compensation arrangements.

On June 26, 2017, the Company announced that Mr. Hallinan has been appointed Senior Vice President and Chief Financial Officer, effective July 1, 2017. The Company also announced that beginning July 1, 2017, Mr. Wyatt will serve as Executive Vice President until his retirement at the end of the year.

On June 22, 2017, the Compensation Committee approved Mr. Hallinan’s compensation as Senior Vice President and Chief Financial officer, which will consist of: (1) an annual base salary of $550,000; (2) an annual bonus target percentage equal to 75% of his annual base salary as provided under the Company’s annual executive incentive plan; and (3) a 2017 long-term incentive target award value of $1,250,000 under the Company’s long-term incentive plan. In addition, the Company will enter into an Agreement for the Payment of Benefits Following Termination of Employment with Mr. Hallinan in the form customary for the Company’s executives.

Also in connection with his promotion and to bring the value of his 2017 long-term incentive to the target value, the Compensation Committee approved an equity grant to Mr. Hallinan with a value of $600,000, to be divided equally between performance share awards (“PSAs”), restricted stock units (“RSUs”) and stock options. The RSUs and the stock options granted to Mr. Hallinan are scheduled to vest ratably over three years subject to his continued employment with the Company. The PSAs will only vest if the Company exceeds the minimum performance goals for the 2017-2019 performance period.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is being furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated June 26, 2017, issued by Fortune Brands Home & Security, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS HOME & SECURITY, INC.
(Registrant)

By:	/s/ Robert K. Biggart
Name:	Robert K. Biggart
Title:	Senior Vice President, General Counsel and Secretary

Date: June 26, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 26, 2017, issued by Fortune Brands Home & Security, Inc.